VOYA BALANCED PORTFOLIO, INC.

Voya Balanced Portfolio

(“Portfolio”)

Supplement dated March 24, 2017

to the Portfolio’s Institutional Class and Service Class

Statement of Additional Information (“SAI”)

dated May 1, 2016

Effective April 3, 2017, Christine Hurtsellers will no longer serve as portfolio manager for the Portfolio and Matthew Toms will be added as portfolio manager for the Portfolio. The Portfolio’s SAI is hereby revised as follows:

1.	All references to Christine Hurtsellers as a portfolio manager for the Portfolio are hereby deleted in their entirety.

2.	The table in the sub-section entitled “Ownership of Securities” under the section entitled “Portfolio Management – Voya Balanced Portfolio” in the Portfolio’s SAI are hereby amended to include the following:

Ownership of Securities

Portfolio Manager	Dollar Range of Fund Shares Owned
Matthew Toms, CFA[1]	None

1.	Information is as of December 31, 2016.

3.	The table in the sub-section entitled “Compensation” under the section entitled “Portfolio Management – Voya Balanced Portfolio” in the Portfolio’s SAI is hereby revised to delete and replace the information with respect to the Portfolio with the following:

Compensation

Portfolio	Portfolio Manager	Benchmark
Voya Balanced Portfolio	Christopher F. Corapi, Matthew Toms, CFA, and Paul Zemsky, CFA	S&P Target Risk Growth Index

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE